[Reprint from MONEY magazine]

(Explanation: Chart shows three funds in ten categories -- Money-Market Accounts, Taxable Short-Term-Bond Funds, One-Year CDs, etc. -- including the following information for one of United Services' funds.)


                       THE BEST SAVINGS YIELD IN THE U.S.

                                       YIELD (TAXABLE    MINIMUM
    CATEGORY/NATIONAL AVERAGE            EQUIVALENT     INVESTMENT    TELEPHONE
    -------------------------            ----------     ----------    ---------
    U.S. GOVERNMENT-ISSUE MONEY-
    MARKET FUNDS/5.16%

    United Services Gov.                   5.66           1,000     800-873-8637
    Securities Svgs. (1)

    (1) Manager absorbed all or a portion of operating expenses.


                    Reprinted from the December 1995 issue of
            MONEY (c) 1995 Time Inc. All rights reserved. MONEY is a
                        registered trademark of Time Inc.

Like all other mutual funds, neither the Fund nor its shares are backed by the U.S. Government or its agencies; however, the securities it invests in are. The Fund is managed to maintain a stable $1 per share value; however, there is no assurance it will be able to do so. The Fund's Advisor has guaranteed total fund operating expenses (as a percentage of net assets) will not exceed 0.40% until June 30, 1997, or until such later date as the Advisor determines. Past performance is no guarantee of future results. Please call 1-800-US-FUNDS for a free fact kit containing more complete information, including charges and expenses. Please read the prospectus carefully before investing. This reprint is not a solicitation for any funds listed herein other than United Services Funds.